SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20547



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): January 4, 1999



                            THE SERVICEMASTER COMPANY
           (Exact name of registrant as specified in its certificate)

                         Commission File Number: 1-14762




Delaware                            One ServiceMaster Way             36-3858106
                                    Downers Grove, IL 60515

(State or other jurisdiction        (Address of                  I.R.S. Employer
of incorporation or organization)   executive office)        Identification No.)




Registrant's telephone number, including area code:            (630)  271-1300

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Item 5.     Other Events

     Issuance of News Release Regarding the Sale of ServiceMaster Energy Management and the Execution of a Letter of Intent in respect of the Sale and Discontinuance of Certain Components of ServiceMaster Home Health Care Services, Inc.


     Through a news release dated January 4, 1999, The ServiceMaster Company, a Delaware corporation (the "Company"), announced the sale of ServiceMaster Energy Management, a division of ServiceMaster Management Services L.P., the execution of a letter of intent for the sale of the direct operations of its home health care agencies and certain support operations; and the discontinuance of its outsourced operation of home health care agencies. The Company will continue to provide consulting service to hospitals and other providers of home health care. A copy of this news release is attached to this Form 8-K as Exhibit 1.


Item 7.      Financial Statements and Exhibits

             Financial Statements:

                  none

             Exhibits:

                  1.       News Release dated January 4, 1998


                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE SERVICEMASTER COMPANY
                               (Registrant)


                               By:     /s/ Vernon T. Squires
                                       Sr. Vice President and General Counsel

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